UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2011

American Greetings Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-13859	34-0065325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Road, Cleveland, Ohio	44114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

American Greetings Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-177986):

1.	Underwriting Agreement, dated as of November 16, 2011, by and between the Company and J.P. Morgan Securities LLC, acting as representative of the several underwriters named therein;

2.	Form of First Supplemental Indenture relating to the Company’s 7.375% Senior Notes due 2021 (including Form of Senior Note); and

3.	Opinion of Jones Day (including Consent).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 16, 2011, by and between the Company and J.P. Morgan Securities LLC, acting as representative of the several underwriters named therein

4.1	Form of First Supplemental Indenture relating to the Company’s 7.375% Senior Notes due 2021 (including Form of Senior Note)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN GREETINGS CORPORATION

By:	/s/ Catherine M. Kilbane
Name:	Catherine M. Kilbane
Title:	Senior Vice President, General Counsel and Secretary

Date: November 29, 2011

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 16, 2011, by and between American Greetings Corporation and J.P. Morgan Securities LLC, acting as representative of the several underwriters named therein

4.1	Form of First Supplemental Indenture relating to American Greetings Corporation’s 7.375% Senior Notes due 2021 (including Form of Senior Note)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)